Texas Mineral Resources Corp. 10-K

Exhibit 10.16

VARIATION OF OPTION AGREEMENT

We refer to the Option Agreement between Texas Mineral Resources Corp. (a Delaware corporation) (Texas Mineral Resources) and Morzev Pty Ltd (ACN 604 624 535) (Morzev) (together, the Parties) dated 28 August 2018 and varied on 20 September 2018 (Agreement). Capitalised terms used in this variation agreement have the same meanings as under the Agreement unless the context requires otherwise. The purpose of this variation agreement is to record the Parties’ agreement, in accordance with clause 11.03 of the Agreement, to give effect to the variation set out below.

The Parties hereby agree to further vary the Agreement by deleting the words:

(a)	“to enter into a Definitive Agreement” in Recital B of the Agreement;

(b)	“in the form of that annexed to the Definitive Agreement” in Section 3.03(d) of the Agreement; and

(c)	“in the form of that annexed to the Definitive Agreement” in Section 3.03(d) of the Agreement.

Further, the Parties hereby acknowledge and agree that the Option has been exercised by Morzev in accordance with Article 3 of the Agreement.

Other than as agreed in accordance with the terms of this variation agreement, the terms and conditions of the Agreement remain in full force and effect. Any inconsistency between the Agreement and this variation agreement will be interpreted in such a manner as to give effect to this variation agreement. This variation agreement is governed by the laws in force from time to time in the State of Delaware.

By execution of this variation agreement, the Parties agree to the variation of the Agreement on the terms and conditions set out above. This variation agreement may be executed in any number of counterparts and all counterparts taken together constitute one variation agreement.

DATED: October 9, 2018

EXECUTED by MORZEV PTY LTD	)

ACN 604 624 535)

in accordance with section 127 of the	)

Corporations Act 2001 (Cth):	)

/s/ Mordechai Gutnick
Signature of sole director/company secretary
MORDECHAI GUTNICK
Signature of sole director/company secretary

DATED: October 9, 2018

EXECUTED BY	)

TEXAS MINERAL RESOURCES CORP	)

in accordance with its constituent	)

documents and place of incorporation:	)

/s/ Daniel E. Gorski
Signature
Daniel E. Gorski, CEO
Name and title

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